SCHEDULE 2

WORLDWIDE NETWORK OF SUBCUSTODIANS

COUNTRY                                           SUBCUSTODIAN

Argentina                                             Citibank, N.A.

Australia                                              National Australia Bank Limited

Austria                                                 UniCredit Bank Austria AG

Bahrain                                                HSBC Bank Middle East Limited

Bangladesh                                           The Hong Kong and Shanghai

                                                            Banking Corporation Limted

Belgium                                               Citibank International Plc

Benin                                                   Société Générale de Banques en Côte d’lvoire

Bermuda                                              HSBC Bank  Bermuda Limited

Botswana                                             Stanbic Bank Botswana Ltd.

Brazil                                                   Citibank, N.A.

                                                            Itau Unibanco S.A.

Bulgaria                                               Citibank Europe plc.

Burkina Faso                                        Société Générale de Banques en Côte d’lvoire

Canada                                                 CIBC Mellon Trust Company

Cayman Islands                                    The Bank of New York Mellon

Channel Islands                                                The Bank of New York Mellon

Chile                                                    Banco Itau S.A. (Chile)

Chile                                                    Banco de Chile

China (Shanghai and Shenzhen)                       HSBC Bank (China) Company Limited

Colombia                                              Cititrust Colombia S.A.

Costa Rica                                            Banco Nacional de Costa Rica

Croatia                                                 Privredna Banka Zabreb d.d.

Cyprus                                                 BNP Paribas Securities Services, Athens

Czech Republic                                     Citibank Europe plc

Denmark                                              Skandinaviska Enskilda Banken AB

Ecuador                                                Banco de la Produccion SA

Egypt                                                   HSBC Bank Egypt S.A.E.

Estonia                                                 SEB Bank AS

Euromarket                                          Clearstream Banking Luxembourg S.A.

Euromarket                                          Euroclear Bank

Finland                                                 Skandinaviska Enskilda Banken AB (publ) Helsinki Branch

France                                                  BNP Paribas Securities Services

France                                                  Citibank International Plc

Germany                                              BNY Mellon Asset Servicing GmbH

Ghana                                                  Stanbic Bank Ghana Ltd.

Greece                                                  BNP Paribas Securities Services, Athens

Guinea Bissau                                      Société Générale de Banques en Côte d’lvoire

Hong Kong                                           The Hongkong and Shanghai Banking Corporation, Limited

Hungary                                               Citibank Europe plc.

Iceland                                                 Landsbankinn hf. (effective May 3, 2011)

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COUNTRY                                           SUBCUSTODIAN

India                                                    Deutsche Bank AG

India                                                    HongKong and Shangai Banking Corporation

Indonesia                                              Deutsche Bank AG

Ireland                                                  The Bank of New York Mellon, London

Israel                                                    Bank Hapoalim B.M.

Italy                                                     Intesa Sanpaolo S.p.A

Ivory Coast                                           Société Générale de Banques en Côte d’lvoire - Abidjian

Japan                                                    The Bank of Tokyo-Mitsubishi UFJ Ltd.

Japan                                                    Mizuho Corporate Bank, Limited

Jordan                                                  HSBC Bank Middle East Limited

Kazakhstan                                           HSBC Bank Kazakhstan

Kenya                                                  CFC Stanbic Bank Limited

Kuwait                                                 HSBC Bank Middle East Ltd.

Latvia                                                   AS SEB banka

Lebanon                                               HSBC Bank Middle East Limited

Lithuania                                             SEB Bankas AB

Luxembourg                                         EuroClear Bank

Malaysia                                               HSBC Bank Malaysia Berhad

Mali                                                     Société Générale de Banques en Côte d’lvoire

Malta                                                   The BONY Mellon

Mauritius                                             The Hongkong and Shanghai Banking Corporation

Mexico                                                 Banco Nacional de Mexico

Morocco                                               Citibank Maghreb

Namibia                                               Standard Bank Namibia Ltd.

Netherlands                                          The Bank of New York Mellon SA/NV

New Zealand                                        National Australia Bank New Zealand-National Nominees Ltd.

Niger                                                    Société Générale de Banques en Côte d’lvoire

Nigeria                                                 Stanbic IBTC Bank Plc

Norway                                                Skandinaviska Enskilda Banken AB

Oman                                                   HSBC Bank Oman S.A.O.C.

Pakistan                                               Deutsche Bank AG Karachi.

Palestinian Autonomous Area               HSBC Bank Middle East, Ramallah

Peru                                                     Citibank, N.A. Sucural de Lima

Philippines                                           Deutsche Bank AG, Manila

Poland                                                  ING Bank Slaski S.A.

Portugal                                               Citibank International Plc

Qatar                                                    HSBC Bank Middle East Limited, Doha

Romania                                               Citibank Europe plc.

Russia                                                  Deutsche Bank Limited

Saudi Arabia                                         HSBC Saudi Arabia Limited

Senegal                                                Société Générale de Banques en Côte d’lvoire

Serbia                                                   UniCredit Bank Serbia JSC

Singapore                                             United Overseas Bank Limited

Singapore                                             DBS Bank Ltd.

Slovak Republic                                                ING Bank N.V.

Slovenia                                               UniCredit Banka Slovenia d.d.

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COUNTRY                                           SUBCUSTODIAN

South Africa                                         Standard Bank of South Africa

South Korea                                         The Hongkong and Shanghai Banking Corporation

South Korea                                         Deutsche Bank AG, Seoul

Spain                                                    Banco Bilbao Vizcaya Argentaria S.A.

Spain                                                    Santander Investment Services, S.A.

Sri Lanka                                              The Hongkong and Shanghai Banking Corporation

Swaziland                                             Standard Bank Swaziland Limited

Sweden                                                Skandinaviska Enskilda Banken

Switzerland                                          Credit Suisse AG

Taiwan                                                 Standard Chartered Bank (Taiwan) Limited

Thailand                                               The Hongkong and Shanghai Banking Corporation

Togo                                                    Société Générale de Banques en Côte d’lvoire

Trinidad & Tobago                                Republic Bank Ltd

Tunisia                                                 Banque Internationale Arabe de Tunisie

Turkey                                                 Deutsche Bank AS

Uganda                                                 Stanbic Bank Uganda Ltd.

Ukraine                                                PJSC “Citibank”

United Arab Emirates                           HSBC Bank Middle East Limited, Dubai

United Kingdom                                   The Bank of New York Mellon

United Kingdom                                   Deutsche Bank AG (The Depository & Clearing Centre)

United States                                        The Bank of New York Mellon

Uruguay                                               Banco Itau Uruguay S.A.

Venezuela                                            Citibank, N.A., Sucural

Vietnam                                               HSBC Bank (Vietnam) Ltd.

Zambia                                                 Stanbic Bank Zambia Ltd.

Zimbabwe                                            Stanbic Bank Zimbabwe Ltd.

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